 May 2018  Investor Presentation

 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors.   All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to successfully integrating the products and employees of the Company, as well as the ability to ensure continued regulatory compliance, performance and/or market growth.  These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements.  The Company cautions readers not to rely on these forward-looking statements.  All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement.  The Company anticipates that subsequent events and developments will cause its views to change.  The information contained in this presentation speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.   Safe Harbor Statement

STRATA **Investment Highlights**



Providing physicians with a **platform of growth** by offering **reimbursable** solutions for **psoriasis, vitiligo and eczema** and is differentiated by its leading technologies and clinical superiority as well as its value added services - **DTC**, insurance reimbursement advocacy and field service - **enhancing customer business outcomes**

BEST-IN-CLASS TECHNOLOGIES

XTRAC, VTRAC,STRATAPEN, Optimal Therapeutic Dose (OTD)

SIGNIFICANT OPPORTUNITIES TO DRIVE DOMESTIC RECURRING REVENUE GROWTH

- Return to DTC marketing, including cost-effective social media
- Increase patient population - broaden targeted market to other approved indications
- Increase protocol compliance, improve clinical outcomes and drive patient retention
- Increase installed base to improve market coverage

SIGNIFICANT OPPORTUNITIES TO DRIVE OUS REVENUE GROWTH

MANAGEMENT TEAM WITH EXPERIENCE IN COMPANY TURNAROUNDS

STRATA SKIN SCIENCES

 Product Roadmap Commercially Available  *expanded indications  2001 K003705  Ultra & Ultra Plus AL8000  Ultra2 (AL10000)V400, V700   VTRAC Lamp  V7   XTRAC XLAL7000                          2003 K031451*   2004 K041943  2005 K051428  2008 K073659  2012 K073659              Medical Technology  Development and SAB  FULL PRODUCT LIFE CYCLE  FDA Regulation  Physician Adoption & Acceptance  Patient Acquisition  Patient Retention

 Global Installed Base - Lasers In Service  US: 887 OUS: 668  Over 1,550 Lasers Installed Worldwide*    Marketed in the U.S. mainly under a recurring revenue model in which systems are placed in physicians’ offices for no upfront charge, revenues on a per-use basisMarketed OUS through distributors  *As of December 31, 2017

   Management Team  Dr. Dolev Rafaeli  President & CEO PhotoMedex, 2011-2017 & STRATA 2018  Shmuel Gov  Executive VP & General Manager, PhotoMedex, 2014-2015 & STRATA 2015 -  Matt Hill  VP & CFO, 2018  Keith Simeone  VP Sales, PhotoMedex, 2004-2015 & STRATA 2015 -  Jay Sturm, Esq.  General Counsel, 2015  Natalie Tucker  Technology Development, 2012  RADIANCY

 People, Intellectual Property, Facilities    STRATA 10-K Annual Report; Dec 31, 2017     Customer Support        Call Center & Reimbursement Support Center          2015  2016  2017  Leads  36,473  21,296  7,269  Appointments  10,032  6,524  2,563  RDX charts  22,991  21,456  17,551  Facilities      IP  Location  Primary Purpose  ISO Certification  29 Patents Issued  Carlsbad, CA  Manufacturing  ISO:13486:2016  11 XTRAC & VTRAC  Horsham, PA  Management/Finance    18 MelaFind  People (93)

   Psoriasis  Vitiligo & Leukoderma  Eczema /Atopic Dermatitis  Patient Population WW (% of WW population affected)  125M (2-3%)  65-95M (0.5%-2%)  580M (3% Adults, 20% children<18)  Patient Population US  7.5M  1.6 - 6.5M  32M Eczema/ 18M AD  # XTRAC patients treated (US, 2016 by consigned lasers)  16K  5K  929  % of XTRAC patients (US, 2016)*  71%  21%  4%  % affected patient population treated by XTRAC (US)  0.01%  0.07% - 0.31%  0.000068%  Disease Prevalence And Treatment Penetration   *2016 data: 4% other, n=902

Xtrac®: Standard Of Care NB-UVB

Treatment Of Psoriasis & Dermatological Conditions

XTRAC excimer laser, uses a highly targeted (308nm) beam of UVB light to treat affected skin areas without damaging surrounding tissue

FDA cleared for treatment of: psoriasis, vitiligo, atopic dermatitis, leukoderma

- Patients achieved > 95% clearance in just over 10 treatments[1] and at least 75% clearing with an average of 6.2 treatments[2]
- In clinical trials, most patients saw at least 75% improvement and many were clear or almost 100% clear in just 4 weeks
- Clinical studies have shown 90% clearance in 5 weeks or less[3]

No side effects, virtually pain free and no need for topicals

Reimbursable procedure under three CPT codes. Covered by most major insurance companies and Medicare. Well-established reimbursement

Endorsed by the National Psoriasis Foundation


XTRAC
XTRAC

NATIONAL PSORIASIS FOUNDATION®

2016 data: 4% other n=502

1 Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis – J. Am Acad Dermatol, Vol 47, 2002 pp.701-708.
2 Taneja A, Trehan M, Taylor C. 308-nm Excimer Laser for the Treatment of Psoriasis – Induration-Based Dosimetry. Arch Dermatol, Vol. 139, June 2003, pp. 759-764.
3. Gerber W, Arheliger B, Ha TA, Hermann J and Ockenfels HM, Ultraviolet B 308-nm excimer laser treatment of psoriasis: a new phototherapeutic approach, British J Derm, vol. 149, December 2003, pp. 1250-1258.

   Success Criteria for Good Clinical Results  Common Guidelines  Patient must have at least 8 treatments in 6 weeks (“8N6”) - Consistency of recurring appointments is critical   Start with a high dose  Increase dose at every treatment        01  02  03

 Criteria For Optimal Clinical Outcomes: 8N6 Protocol      01  A few days between treatments: Minimum 8 visits in 6 weeks  02  Starting dose of at least 300 mj  03  Increase Dose over Time  04  Patient Returns: At least 8 visits per patient  05  …and management of the database to track results

 Past Performance  2013  2014  2015  2016  2017  2012      Based on STRATA 10-k Annual Report; Dec 31, 2017* STRATA bought XTRAC business from PhotoMedex in 2015

 Media Spend to XTRAC Treatment Revenue      Based on STRATA and PhotoMedex Investor Presentations* STRATA bought XTRAC business from PhotoMedex in 2015

Turnaround **Strategy**

Domestic Market

- Rebuild XTRAC value proposition for physician accounts
  - DTC as a revenue driver: Online and offline advertisement, in-house call center
  - Practice Development Programs: Improve office patient sign-up (increasing prescriptions for XTRAC)
  - Patient Communication: For both referrals and enrollment patients
  - Clinical Outcomes: Deploy Education for High Dose/OTD and *8N6* as drivers
  - New Technologies for scalp psoriasis and faster, more efficient treatment
- Current Excimer owners – Revisit "Comeback Program" (>250 dermatologists "came back" to recurring revenue model between 2012-2014)
- Expanding in-market network (location within 40 miles of every patient)
- Improving XTRAC market share within all disease indications

OUS Markets

- Enhance technology offering
- Expand geographical reach in certain markets

Revenue = # of lasers x # of treatments/pt x # patients x cost x recurrence factor

STRATA
SKIN SCIENCES

 XTRAC DTC Advertising

   Lead Generation is a Business Driver  Patient leads generated by DTC in a single quarter

 Social Media Reach Initial Results      Total Likes  Total Reach

 XTRAC State Of The Union (Q1 2018)  Clinical Outcomes 40% of all patients treated have a regimen that provides NO clinical resultAdding all patients to 8N6 will increase Company revenue by $5.4M annually ($7k/account)  Type of patient   Number of Visits on Average  Comply 8+6  11  Not Comply  4  Retention RatesPatient Retention Rate (more than 1 course of treatment): 13%Adding only 1 additional regimen, in just 50% of the accounts will increase revenue by $8M annually ($10k/account)  Implication Of Compliance On Treatment Length  Number of Treatment Regimens  Assumptions: Number of Accts: 750, Number of visits 11, *Number Regimens 2  *Lifetime Patient Visits Average = 22  *If every 2nd patient has 2 regimens instead of 1 = 32% greater revenue per account  Average Number Regimens: 1.19  Revenue = # of lasers x # of treatments/pt x # patients x cost x recurrence factor     Avg. No. Patient Regimens            1  *2+  Per Acct Revenue  Install Base Revenue  Breakdown of Patient Population  87%  13%  $31,510   $23,632,537.50     75%  25%  $34,856   $26,142,187.50     50%  50%  $41,828   $31,370,625.00     25%  75%  $48,799   $36,599,062.50     0%  100%  $55,770   $41,827,500.00

 Coupons as a Promotion Tool and a Proxy For Treatment  If all patients utilizing coupons were in the 8N6 or better, domestic revenue could increase by $5.4M ($7k/account)  $40 per treatment co-pay reimbursement, max $400 in 120 days  Revenue = # of lasers x # of treatments/pt x # patients x cost x recurrence factor

 Case Examples  Data collected directly from the lasers demonstrates the importance of following treatment guidelines   Revenue = # of lasers x # of treatments/pt x # patients x cost x recurrence factor

 Optimal Therapeutic Dose (“OTD”)  MECHANISMTip applies 4 simultaneous doses of energy to the patient’s plaque  PURPOSETo minimize number of treatments to clearance  USEDose allows provider to determine blister threshold unique to each patient and each plaque. Expected submission planned for end of Quarter.     94%  60%  30%  45%    Beam profile through filters  Filter Specifications

OTD **Advantages in the Market**

Attributes	OTD Treatments	Traditional Treatments
Office Visits	1x / week	2x / week
Treatment Weeks	4-6	6-10
Protocol Variance (#1 cause of poor results*)	Dosing Standardized (no physician input required)	Requires physician assessment at every visit (+/-) 0% - 25% dose
Treatments per Year	8	22
Income per Tx	$70	$70
Annual Income	$560	$1,540
5-Year Time Horizon	$2,800	$7,700
Retention Rates (R)	75%	13%
Discount Rate (i)	10%	10%
Customer Lifetime Value (CLV)	**$6,000**	**$1,032**

Current treatment model requires constant influx of NEW patients to offset retention rates. OTD model adds value to every patient by **increasing retention rates**; making new patients less critical to revenues.



Traditional CLV
Additonal CLV Earned with OTD
Customer Lifetime Value
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$994
$1,987
$2,981
$3,974
$4,968
$413
$619
$826
$1,032
1
2
3
4
5
Year

- Retention Rates
- Treatment Energy to Treat Plaque
- Patient Compliance
- Faster Results

results of survey of sales representatives 2017

Revenue = # of lasers x # of treatments/pt x # patients x cost x recurrence factor

STRATA
SKIN SCIENCES

Clinical **Trials**

Study 1: UCSF
UCSF School of Medicine
Dr. Tina Bhutani
Study Details
Metrics: mPASI & Physician Global Assessment (PGA)
Endpoint: Protocol & Dose Varied
Patients: 4

Study 2: Multi-Center		
DermAssociates	Therapeutics Dermatology	UCSF School of Medicine
Dr. Ben Lockshin	Dr. Neal Bhatia	Dr. Tina Bhutani
Study Details		
Metrics: mPASI and Patient Response Surveys		
Endpoint: Percentage improvement in regional PASI score (mPASI) @ three effectiveness time points: 4 weeks, 8 weeks, 12 weeks.		
Patients: 15		

STRATA
SKIN SCIENCES

 Study #1 @ UCSF    Nearly 100% clear in 4 treatments      After 4 tx  After 2 tx  Baseline

   XTRAC Revenue Growth Drivers                                Revenue = # of lasers x # of treatments/pt x # patients x cost x recurrence factor  Increase number of accounts   Better clinical outcomes  DTC sends more patients to physicians’ offices  Disease market penetration  High Dose/OTD and 8N6 protocol help to retain patients for longer

 Retention, Patient Pool, DTC & Sign-up Rate    Standard Office:Low retention  Standard Office: High retention  “Center of Excellence”  Patients per year  32  32  90  Retention rate  10%  50%  75%  DTC per year  0  12  12  Avg. annual revenue  $24,448  $47,200  $135,750  Growth Rate  -69%  31%  39%  Sign up rate  50%  50%  90%  Year 1   32 patientsRevenue $38,400  32 patientsRevenue $38,400  90 patientsRevenue $108,000  Year 2  19 patientsRevenue $23,040  44 patientsRevenue $52,800  125 patientsRevenue $149,400  Year 3  10 patientsRevenue $11,904  42 patientsRevenue $50,400  125 patientsRevenue $149,400  Revenue = # of lasers x # of treatments/pt x # patients x cost x recurrence factor

     Financial Profile Revenue And Gross Margins 2012-2017  Revenues  Gross Margins          *  *  Based on STRATA 10K and PhotoMedex Investor Presentations* STRATA bought XTRAC business from PhotoMedex in 2015

 STRATA 10-k Annual Report; Dec 31, 2017  Financial Profile Shares and Share Equivalents    2015  2016  2017  Post Closing  Common stock outstanding    2,056,679    2,166,898    4,304,425   24,894,842  Convertible debentures   9,287,025    9,221,143    -   -  Convertible preferred stock   507,173    467,836    13,450,636   8,600,959  Stock options   536,904    900,139    865,722   3,722,129  Total common stock and equivalents ***   12,387,781   12,756,016    18,620,783  37,217,930  ** Split Adjusted                            *** Does not include warrants as of December 31, 2017, 2016, 2015 of 2,406,625, 2,406,625 and 3,345,872, respectively with a weighted average strike price of $5.52 as of December 31, 2017                            (As of Dec 31st and post closing)**

 STRATA Investment Highlights  Providing physicians with a platform of growth by offering reimbursable solutions for psoriasis, vitiligo and eczema and is differentiated by its leading technologies and clinical superiority as well as its value added services - DTC, insurance reimbursement advocacy and field service - enhancing customer business outcomes  SIGNIFICANT OPPORTUNITIES TO DRIVE DOMESTIC RECURRING REVENUE GROWTHReturn to DTC marketing, including cost-effective social mediaIncrease patient population - broaden targeted market to other approved indicationsIncrease protocol compliance, improve clinical outcomes and drive patient retentionIncrease installed base to improve market coverage  BEST-IN-CLASS TECHNOLOGIES XTRAC, VTRAC,STRATAPEN, Optimal Therapeutic Dose (OTD)  SIGNIFICANT OPPORTUNITIES TO DRIVE OUS REVENUE GROWTHManagement team with experience in company turnarounds

 Appendix

 STRATA 10-k Annual Report; Dec 31, 2017  $ in Thousands  2012  2013  2014      2016  2017  Recurring Sales  8,441   15,489   22,871   28,308     23,508   22,640   Total Sales  32,226   36,406   42,610   33,601     30,707   31,449   Gross Income Recurring Sales   3,357   8,683   15,652   20,989     14,745   13,896   Gross Margin Recurring Sales   39.8%  56.1%  68.4%  74.1%    62.7%  61.4%  Gross Income Total Sales  14,549   18,165   24,300   19,982     18,071   17,951   Gross Margin Total Sales  45.1%  49.9%  57.0%  59.5%    58.8%  57.1%  Financial Profile Revenue And Gross Margins 2012-2017*  2015  *STRATA bought business from PhotoMedex in June 2015.

 MMD Tip: Case Example  CASE EXAMPLE: TEST DOSE 5000 MJ/CM2   5000   4000   3000   2000   1500   First Non-Blistering Dose = 2000 mj/cm2 Dose at 2000 mj/cm2 until scaling and induration subside

Board of **Directors**

Dr. Uri Geiger

Chairman. Co-Founder and Managing Partner of Accelmed Growth Partners. Previously CEO of Exalenz Bioscience Ltd., GalayOr Networks and founding partner of Dragon Variation Fund.

David Gill

Served as President & Chief Financial Officer of EndoChoice Inc., and previously served as CFO of INC Research and TransEnterix, Inc.

Nachum (Homi) Shamir

President & CEO of Luminex Corporation, previously served as President & CEO at Given Imaging and Scitex Corporation, and served as President of Eastman Kodak's Transaction and Industrial Solutions Group.

Samuel (Milky) Rubinstein

Over 20 years of experience as CEO and General Manager of Taro Pharmaceuticals Industries.

LuAnn Via

Over 20 years of experience in leadership roles, including President & CEO of Christopher & Banks Corporation, and Payless ShoeSource.

Samuel Navarro

Current Managing Partner at Gravitas Healthcare, LLC, previously a Managing Director at Cowen & Co., and Senior Portfolio Manager at healthcare investment fund.

Dr. Dolev Rafaeli

Over 25 years of experience in the healthcare, medical device, consumer & industrial services fields. Current President & CEO of STRATA Skin Sciences, previously CEO of PhotoMedex, Inc., and President & CEO of Radiancy Inc.

STRATA SKIN SCIENCES